                                                                   EXHIBIT 99.42

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                COLLECTION PERIOD             43
SERVICER REPORT DATE: 10-Apr-03                 BEGINNING:              1-Mar-03
DISTRIBUTION DATE:    15-Apr-03                 ENDING:                31-Mar-03

                      ORIG PRINCIPAL      BEG PRINCIPAL      PRINCIPAL         INTEREST             TOTAL         END PRINCIPAL
                         BALANCE            BALANCE         DISTRIBUTION     DISTRIBUTION (*)    DISTRIBUTION        BALANCE
    ---------------------------------------------------------------------------------------------------------------------------
    CLASS A-1 NOTES   $ 125,000,000.00   $          0.00                -   $           0.00                -   $          0.00
    CLASS A-2 NOTES   $ 314,000,000.00   $          0.00   $         0.00   $           0.00                -   $          0.00
    CLASS A-3 NOTES   $ 196,000,000.00   $          0.00   $         0.00   $           0.00                -   $          0.00
    CLASS A-4 NOTES   $ 151,800,000.00   $ 63,743,702.64   $ 7,732,882.11   $     368,651.08     8,101,533.19   $ 56,010,820.53
    ---------------------------------------------------------------------------------------------------------------------------
      NOTE TOTALS     $ 786,800,000.00   $ 63,743,702.64   $ 7,732,882.11   $     368,651.08   $ 8,101,533.19   $ 56,010,820.53

                          FACTOR INFORMATION PER $1,000

                           PRINCIPAL             INTEREST         END PRINCIPAL
                         DISTRIBUTION          DISTRIBUTION         BALANCE
    ---------------------------------------------------------------------------
    CLASS A-1 NOTES                     -                     -               -
    CLASS A-2 NOTES                     -                     -               -
    CLASS A-3 NOTES                     -                     -               -
    CLASS A-4 NOTES           50.94125237            2.42853149    368.97773735
    ---------------------------------------------------------------------------
      NOTE TOTALS             50.94125237            2.42853149    368.97773735
    ---------------------------------------------------------------------------

IF THERE ARE ANY QUESTIONS OR COMMENTS, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW

Simon Gomez
AutoNation, Inc.
110 SE 6th Street, 16th Floor
Ft. Lauderdale, FL 33301
954 769-7307

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                COLLECTION PERIOD             43
SERVICER RPT DATE:    10-Apr-03                 BEGINNING:              1-Mar-03
DISTRIBUTION DATE:    15-Apr-03                 ENDING:                31-Mar-03

   I. Note Distributable Amounts

                    Principal        Interest          Total        Prin(per$1000/orig)   Int(per$1000/orig)   Total(per$1000/orig)
                -------------------------------------------------------------------------------------------------------------------
    CLASS A-1   $             -   $           -   $             -   $                 -   $                -   $                  -
    CLASS A-2   $             -   $           -   $             -   $                 -   $                -   $                  -
    CLASS A-3   $             -   $           -   $             -   $                 -   $                -   $                  -
    CLASS A-4   $  7,732,882.11   $  368,651.08   $  8,101,533.19   $       50.94125237   $       2.42853149   $        53.36978386
                -------------------------------------------------------------------------------------------------------------------
      TOTAL     $  7,732,882.11   $  368,651.08   $  8,101,533.19   $       50.94125237   $       2.42853149   $        53.36978386

  II. Pool Balance at the end of the Collection Period                                                         $      63,957,031.23

 III. Insurance Premium                                                                                        $           9,569.00

  IV. Spread Account Balance
         (A) Balance after Deposits/Withdrawals for prior Distribution Date                                    $       3,973,731.05
         (B) Balance after Deposits/Withdrawals for current Distribution Date                                  $       4,205,547.69

   V. Spread Account Required Amount                                                                           $       3,973,731.05

  VI. Spread Account Withdrawals
         (A) Withdrawal to make required payments under 4.03                                                   $                  0
         (B) Withdrawal to reimburse Preference Amounts (to Insurer)                                           $                  0

 VII. Servicing Fee                                                                                                      105,813.60

VIII. Owner Trustee Fees not paid by Servicer or from Available Funds                                          $                  0

  IX. Indenture Trustee Fees not paid by Servicer or from Available Funds                                      $                  0

   X. Available Funds                                                                                          $       8,445,346.25

  XI. Insured Payment (if any)                                                                                 $                  0

 XII. Note Principal and Interest Carryover Shortfalls

                         Note Principal        Note Interest
                      Carryover Shortfall   Carryover Shortfall       Total
                      ---------------------------------------------------------
    CLASS A-1         $              0.00   $              0.00   $        0.00
    CLASS A-2         $              0.00   $              0.00   $        0.00
    CLASS A-3         $              0.00   $              0.00   $        0.00
    CLASS A-4         $              0.00   $              0.00   $        0.00
                      ---------------------------------------------------------
       TOTAL          $              0.00   $              0.00   $        0.00

XIII. Change in Note Principal and Interest Carryover Shortfalls from Prior
      Period

               Current Distribution Date    Prior Distribution Date
                    Note Principal              Note Principal                 Change in Note
                 Carryover Shortfall          Carryover Shortfall      Principal Carryover Shortfall
               -------------------------------------------------------------------------------------
    CLASS A-1  $                    0.00   $                    0.00   $                        0.00
    CLASS A-2  $                    0.00   $                    0.00   $                        0.00
    CLASS A-3  $                    0.00   $                    0.00   $                        0.00
    CLASS A-4  $                    0.00   $                    0.00   $                        0.00
               -------------------------------------------------------------------------------------
      TOTAL    $                    0.00   $                    0.00   $                        0.00

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                COLLECTION PERIOD             43
SERVICER RPT DATE:    10-Apr-03                 BEGINNING:              1-Mar-03
DISTRIBUTION DATE:    15-Apr-03                 ENDING:                31-Mar-03

                Prior Distribution Date     Current Distribution Date
                    Note Interest                Note Interest             Change in Note Interest
                 Carryover Shortfall          Carryover Shortfall            Carryover Shortfall
               -------------------------------------------------------------------------------------
    CLASS A-1  $                    0.00   $                    0.00   $                        0.00
    CLASS A-2  $                    0.00   $                    0.00   $                        0.00
    CLASS A-3  $                    0.00   $                    0.00   $                        0.00
    CLASS A-4  $                    0.00   $                    0.00   $                        0.00
               -------------------------------------------------------------------------------------
      TOTAL    $                    0.00   $                    0.00   $                        0.00

  IX. Delinquency Ratio

         A. Delinquency Statistics

       Days                      Outstanding    Past Due
    Delinquent            Units   Principal      Amount
    -------------------------------------------------------
        31- 60               477  2,346,521.90   334,626.20
        61- 90                86    376,630.28    83,726.03
       91- 120                23    108,223.35    31,010.70
         121+                  0             -            -
    -------------------------------------------------------
        TOTAL                586  2,831,375.53   449,362.93


         B. Delinquency Percentage

          (1) Principal balance of delinquent contracts
              between 30 and 120 days                                  $                2,831,375.53
          (2) Pool Principal Balance Beginning of Collection Period    $               71,689,913.34
          (3) Delinquency Percentage (Line 1/Line 2)                                            3.95%

       X. Principal Balance of repossessed
          Financed Vehicles in inventory                               Units                   Principal
                                                                 --------------------   ------------------------
                                                                                    -   $                   0.00
      XI. Liquidation Proceeds received from Defaulted Contracts                        $             235,498.11

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

                                                COLLECTION PERIOD             43
SERVICER REPORT DATE  10-Apr-03                 BEGINNING:              1-Mar-03
DISTRIBUTION DATE:    15-Apr-03                 ENDING:                31-Mar-03

I. POOL BALANCE CALCULATION:

A.  Original Pool Balance                                                                                            794,746,210.70

B.  Beginning of Period Outstanding Pool Balance                                                                      71,689,913.34

C.  Monthly Principal Amounts

    (1)   Monthly Scheduled Payments                                                                                   5,323,554.47
    (2)   Full Prepayments (excluding Purchased Receivables)                                                           2,226,487.67
    (3)   Defaulted Contracts during period                                                                              184,180.28
    (4)   Receivables becoming Purchased Receivables during period                                                                -
    (5)   Other Receivables adjustments                                                                                   (1,340.31)

    Total Monthly Principal Amounts                                                                                    7,732,882.11

D.  Total Monthly Payments allocable to Interest                                                                         653,110.12

E.  End of period Outstanding Pool Balance                                                                            63,957,031.23

F.  Pool Factor                                                                                                            0.080475

II.OUTSTANDING PRINCIPAL BALANCE CALCULATION:

                                                                      Class A-1      Class A-2      Class A-3          Class A-4
                                                                     -----------   ------------   --------------   ----------------
A.  Beginning of period Outstanding Principal Balance                          -              -                -      63,743,702.64
B.  Noteholders' Principal Distributable Amount                                -           0.00             0.00       7,732,882.11
C.  Noteholders' Interest Distributable Amount                                 -              -             0.00         368,651.08
                                                                     --------------------------------------------------------------
D.  Note Distributable Amount                                                  -              -                -       8,101,533.19
E.  Note Principal Carryover Shortfall                                         0              0                0                  0
F.  Note Interest Carryover Shortfall                                          0              0                0                  0
G.  Insured Payment                                                            0              0                0                  0
H.  End of period Outstanding Principal Balance                                -              -                -      56,010,820.53

III.RECONCILIATION OF COLLECTION AND PAYMENT ACCOUNTS

          A. Available Funds in Collection Account:

                    (1)  Monthly Scheduled Payments on Receivables
                           during period(including partial prepays)
                           (a) Principal                                                                               5,323,554.47
                           (b) Interest                                                                                  633,488.60
                    (2)  Full Prepayments collected during period
                           (a) Principal                                                                               2,127,377.16
                           (b) Interest                                                                                   18,829.02
                    (3)  Net Liquidation Proceeds collected
                           during period                                                                           $     235,498.11
                    (4)  Net Insurance Proceeds collected
                           during period
                           (a) Principal                                                                                  99,110.51
                           (b) Interest                                                                                      792.50
                    (5)  Purchase Amounts deposited in Collection Account                                                         0
                    (6)  Investment Earnings - Collection Account                                                  $       6,695.88

                    Total Available Funds in Collection Account                                                        8,445,346.25

          B. Available Funds in Payment Account:

                    (1) Available Funds transferred from Collection Account                                        $   8,445,346.25

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

                                                COLLECTION PERIOD             43
SERVICER REPORT DATE  10-Apr-03                 BEGINNING:              1-Mar-03
DISTRIBUTION DATE:    15-Apr-03                 ENDING:                31-Mar-03

                    (2) Amount withdrawn from Spread Account and deposited to Payment Account                      $              -
                    (3) Insured Payment deposited to Payment Account                                               $              -

                    Total Available Funds in Payment Account                                                       $   8,445,346.25

          C. Distributions from Payment Account:

                    (1)  Monthly Servicing Fee                                                                     $     105,813.60
                    (2)  Unpaid Monthly Servicing Fee for Prior Collection Period                                                 0
                    (3)  Owner Trustee Fees (if paid from Available Funds)                                                        0
                    (4)  Indenture Trustee Fees (if paid from Available Funds)                                                    0
                    (5)  Insurance Premium                                                                                 9,569.00
                    (6)  Note Interest Distributable Amount
                              (a)   Class A - 1                                                                                   -
                              (b)   Class A - 2                                                                                   -
                              (c)   Class A - 3                                                                                   -
                              (d)   Class A - 4                                                                          368,651.08
                    (7) Final Scheduled Distribution Date Note Principal Distributable Amount
                              (a)   Class A - 1                                                                                   0
                              (b)   Class A - 2                                                                                   0
                              (c)   Class A - 3                                                                                   0
                              (d)   Class A - 4                                                                                   0
                    (8) Note Principal Distributable Amount
                              (a)   Class A - 1                                                                                   -
                              (b)   Class A - 2                                                                                   -
                              (c)   Class A - 3                                                                                   -
                              (d)   Class A - 4                                                                        7,732,882.11
                    (9)  Reimbursement Amounts Owing to Insurer                                                                   0
                    (10) Spread Account Deposit (to increase to Required Amount)                                         228,430.46
                    (11) Indenture or Owner Trustee Fees (not paid under C)                                                       0
                    (12) Re-Liening Expenses                                                                                      0
                       (To the extent not paid by Servicer)
                    (13) Transition Costs and Additional Servicing Fee to Successor Servicer                                      0
                    (14) After Servicer Default, remaining Available Funds deposited                                              0
                        in Note Distribution Account

                    Total Distributions                                                                                8,445,346.25

          D. Excess Available Funds (or shortfall)                                                                                -

          E. Remaining Available Funds to holder of Residual Interest Certificate                                                 0

IV. SPREAD ACCOUNT DEPOSIT TO PAYMENT ACCOUNT

          A. Available Funds Transferred from Collection Account to Payment Account                                $   8,445,346.25
          B. Distributions required under 4.03 (a)(i) through (vii)                                                $   8,216,915.79
          C. Spread Account Deposit to Payment Account (Min: $0 and Lines A -B)                                    $              -
          D. Spread Account withdrawal required to reimburse Insurer for Preference Amounts                                       0

V.  SPREAD ACCOUNT BALANCE

          A. Spread Account Balance After Deposit/Disbursements
               (1) Beginning Spread Account Balance                                                                $   3,973,731.05
               (2) Investment Income Deposited to Spread Account                                                   $       3,386.18
               (3) Withdrawal to make required payments under 4.03                                                 $              -
               (4) Withdrawal to reimburse Preference Amounts (to Insurer)                                                        0
               (5) Deposit to Spread Account after Disbursements                                                   $     228,430.46
               (6) Spread Account Balance after Deposit/Disbursments                                               $   4,205,547.69

          B. Spread Account Required Amount                                                                        $   3,973,731.05

               (1) 3% of Pool Balance                                                                              $   1,918,710.94

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

                                                COLLECTION PERIOD             43
SERVICER REPORT DATE  10-Apr-03                 BEGINNING:              1-Mar-03
DISTRIBUTION DATE:    15-Apr-03                 ENDING:                31-Mar-03

              But in no event less than the lesser of (a) or (b)
                    (a) .5% of Original Pool Balance                                                               $   3,973,731.05
                    (b) Outstanding Principal Amount of All Notes                                                  $  56,010,820.53

          C. Excess Amount to Insurer for amounts owed under Insurance Agreement (lines A - B)                                    0

          D. Excess Amount to Holder of Residual Interest Certificate (lines A - B - C)                            $     231,816.64

VI. INSURED PAYMENTS

          A. Available Funds Transferred from Collection Account to Payment Account                                $   8,445,346.25
          B. Available Funds Transferred from Spread Account to Payment Account                                    $              0
          C. Note Interest Distributable Amount                                                                          368,651.08
          D. Guaranteed Note Principal Amount                                                                      $              0
          E. Deficiency Amount                                                                                     $              -
              (Min:(Lines A+B-C-D) and $0.00)                                                                      $              0
          F. Preference Amount                                                                                     $              0
          G. Insured Payment (lines E+F)                                                                           $              0

                     Note Principal               Note Interest
                  Carryover Shortfall         Carryover Shortfall                  Total
    CLASS A-1  $                    0.00   $                    0.00   $                        0.00
    CLASS A-2  $                    0.00   $                    0.00   $                        0.00
    CLASS A-3  $                    0.00   $                    0.00   $                        0.00
    CLASS A-4  $                    0.00   $                    0.00   $                        0.00
    ------------------------------------------------------------------------------------------------
       TOTAL   $                    0.00   $                    0.00   $                        0.00

               Current Distribution Date    Prior Distribution Date
                    Note Principal             Note Principal                 Change in Note
                 Carryover Shortfall         Carryover Shortfall       Principal Carryover Shortfall
    CLASS A-1  $                    0.00   $                    0.00   $                        0.00
    CLASS A-2  $                    0.00   $                    0.00   $                        0.00
    CLASS A-3  $                    0.00   $                    0.00   $                        0.00
    CLASS A-4  $                    0.00   $                    0.00   $                        0.00
    ------------------------------------------------------------------------------------------------
      TOTAL    $                    0.00   $                    0.00   $                        0.00

               Current Distribution Date    Prior Distribution Date
                      Note Interest              Note Interest                  Change in Note
                   Carryover Shortfall        Carryover Shortfall      Interest Carryover Shortfall
    CLASS A-1  $                    0.00   $                    0.00   $                        0.00
    CLASS A-2  $                    0.00   $                    0.00   $                        0.00
    CLASS A-3  $                    0.00   $                    0.00   $                        0.00
    CLASS A-4  $                    0.00   $                    0.00   $                        0.00
    ------------------------------------------------------------------------------------------------
       TOTAL   $                    0.00   $                    0.00   $                        0.00

VII.CUMULATIVE NET INSURANCE PROCEEDS                                                                              $  11,637,473.85

VIII. DELINQUENCY RATIO

          A. Delinquency Statistics

       Days                                        Outstanding                       Past Due
    Delinquent             Units                    Principal                         Amount
    ------------------------------------------------------------------------------------------------
      31- 60                         477   $            2,346,521.90   $                  334,626.20
      61- 90                          86   $              376,630.28   $                   83,726.03
      91- 120                         23   $              108,223.35   $                   31,010.70
        121+                           0   $                       -   $                           -
    ------------------------------------------------------------------------------------------------
         TOTAL                       586                2,831,375.53                      449,362.93

          B. Delinquency Percentage

               (1) Principal balance of delinquent contracts between 30 and 120 days                               $   2,831,375.53
               (2) Pool Principal Balance Beginning of Collection Period                                           $  71,689,913.34
               (3) Delinquency Percentage (Line 1/Line 2)                                                                      3.95%

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

                                                COLLECTION PERIOD             43
SERVICER REPORT DATE  10-Apr-03                 BEGINNING:              1-Mar-03
DISTRIBUTION DATE:    15-Apr-03                 ENDING:                31-Mar-03

IX. CUMULATIVE NET LOSS RATIO

               (1) Principal Balance of Defaulted Contracts in current Collection Period                           $     184,180.28
               (2) Cumulative Defaulted Contracts Including
                     Defaulted Contracts in current Collection Period                                              $  48,731,400.54
               (3) Net Liquidation Proceeds collected during current Collection Period                             $     235,498.11
               (4) Cumulative Net Liquidation Proceeds Including
                     Net Liquidation Proceeds in current Collection Period                                         $  25,348,186.86
               (5) Original Pool Balance                                                                           $ 794,746,210.70
               (6) Cumulative Net Loss Rate (2) minus (4) divided by (5)                                                       2.94%

X. REPOSSESSED INVENTORY

                                                                                                         Units        Principal
                                                                                                      -----------  ----------------
              A. Principal Balance of repossessed Financed Vehicles (beg.)                                     0                  -
              B. Repossessed Financed Vehicles (Principal)                                                         $     223,089.37
              C. Net Liquidation Proceeds on repossessed Financed Vehicles (Prinicipal)                            $     235,498.11
              D. Realized losses on sale of repossessed Financed Vehicles (Principal)                              $     (12,408.74)
                                                                                                      -----------------------------
              E. Principal Balance of repossessed Financed Vehicles (A+B-C-D) (end.)                           0   $              -

                       AUTONATION FINANCIAL SERVICES CORP.
                              OFFICER'S CERTIFICATE
                       MONTHLY DISTRIBUTION DATE STATEMENT
                          ANRC AUTO OWNER TRUST 1999-A

--------------------------------------------------------------------------------

     The undersigned Authorized Officer of AutoNation Financial Services Corp. ("ANFS"), pursuant to Section 3.08 of the Sale and Servicing Agreement, dated as of October 1, 1999 (such agreement, including the Exhibits thereto and as it may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "Agreement") by and among ANRC Auto Owner Trust 1999-A, as Issuer, AutoNation Receivables Corporation, as Seller, AutoNation Financial Services Corp., as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee does hereby certify to the best of his/her knowledge after reasonable investigation that the computations reflected in the attached statement were made in conformity with the requirements of the Agreement.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 10TH day of April, 2003

                                             /s/ James J. Teufel
                                             -----------------------------------
                                             Name:  James J. Teufel
                                             Title: Assistant Treasurer